Exhibit 99.1

GWG Holdings to Partner with The Beneficient Company Group

In a Strategic Transaction Valued at Up to $800 Million Including a $150 Million Cash Investment in GWG Holdings

Transaction and Partnership Highlights

•	The transaction brings together GWG Holdings (GWGH), a leading innovator in the life insurance industry, and The Beneficient Company Group, L.P. (BEN), designed to be one of the most innovative service and liquidity providers in the rapidly expanding alternative asset industry
•	The strategic partnership to provide GWGH with a significant increase in assets, common shareholder equity and a new source of earnings and cash flow
•	GWGH to continue executing on announced strategies while also leveraging its existing independent broker-dealer and registered investment advisor (RIA) network as a potential origination platform for BEN’s innovative alternative asset liquidity products
•	GWGH provides BEN and institutional investors exposure to the life insurance asset class in which GWGH is an acknowledged leader
•	An affiliated unitholder of BEN to invest $150 million to acquire GWGH common stock at $10.00 per share and 5-year GWGH L-Bonds
•	Total consideration for the BEN interests acquired by GWGH to be $150 million in cash and up to $650 million in GWGH common stock at $10.00 per share and five-year GWGH L-Bonds

MINNEAPOLIS and DALLAS – January 18, 2018 – GWG Holdings, Inc. (Nasdaq: GWGH), the parent company of GWG Life and Life Epigenetics, a financial services company committed to transforming the life insurance industry through disruptive and innovative products and services, today announced a strategic relationship with The Beneficient Company Group, L.P. (BEN) that will be effected through a transformative transaction that is expected to significantly increase GWGH’s common shareholder equity, diversify its balance sheet, income statement and cash flow sources while creating opportunities to leverage existing infrastructure and capabilities.

BEN is the first financial services platform designed to provide a comprehensive suite of innovative lending and liquidity products offered to meet the rapidly growing liquidity demand from the nearly one million underserved mid-to-high net worth (MHNW) individual investors and small-to-medium institutional owners of alternative assets. BEN has also developed a complementary line of alternative asset fund administration and insurance services coupled with proprietary disruptive and scalable financial technologies.

As part of the strategic relationship, GWGH will acquire 82% of the outstanding BEN MLP units from existing unitholders of BEN. BEN will have in excess of $800 million of tangible financial assets pro forma for the transaction. GWGH will also enter into a $400 million, four-year commercial loan with BEN to enable BEN to continue building out its suite of liquidity products.

“We are pleased to announce a strategic relationship with one of the most innovative companies in the alternative asset industry,” said Jon Sabes, GWGH Chief Executive Officer. “BEN is partnering with GWGH because they’ve identified the life insurance asset class as a key enhancement to their diversified endowment portfolio of high-quality alternative assets for which they provide loans and liquidity. And while GWGH will continue to execute our announced strategies to our utmost capacity, we also look forward to rolling out BEN’s innovative alternative asset liquidity products to independent broker-dealers and RIAs once BEN obtains its pending regulatory approvals.”

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“This transaction stands to potentially double our assets to over $1.6 billion and quadruple our total equity to over $500 million,” said William Acheson, GWGH Chief Financial Officer. “This is a transformational vote of confidence in GWGH, giving us both a scaled balance sheet and an additional source of current earnings which complements our large and growing life insurance portfolio. Additionally, we believe we will achieve greater access to the capital markets, creating opportunities to further optimize our capital structure and lower our cost of capital which is an important driver of shareholder value.”

“GWG Holdings is the perfect partner for us as we execute on our business plan and expand our product offerings,” said Brad K. Heppner, Chief Executive Officer and Founder of BEN. “We have been committed to adding the life insurance asset class to our business plan and our mix of alternative asset classes that we administer and lend against. GWGH’s expertise in the life insurance secondary market, as well as management’s commitment to growth and innovation, blend perfectly into the emerging opportunity to provide liquidity and administrative services to the alternative asset investors we serve.”

GWGH provides BEN and institutional investors exposure to the life insurance asset class in which GWGH is an acknowledged leader. With over a decade of experience, GWGH has experienced 28 percent growth, year-over-year, in its portfolio of life insurance policies, becoming one of the largest buyers of life insurance policies in the secondary market in 2017. In addition, GWGH launched Life Epigenetics, a wholly owned subsidiary that is commercializing innovative epigenetic technology designed to revolutionize the underwriting, pricing and sale of life insurance for the global insurance industry.

Credit Suisse Securities (USA) LLC is acting as lead financial advisor and placement agent to BEN.

Transaction Financing

Assuming the maximum size of $800 million, the transaction will be financed from (1) the issuance of $400 million of GWGH common stock at $10.00 per share, (2) the issuance of $400 million in five-year GWGH L-Bonds, and (3) $150 million in cash from an affiliated unitholder of BEN which will purchase a portion of the total common stock and L Bonds issued in conjunction with the transaction, at the election of GWGH.

Transaction Closing

The GWGH-BEN transaction, which is expected to close on or before April 30, 2018, is subject to a number of closing conditions, including regulatory and GWGH shareholder approvals, that are described in a Form 8-K filed with the Securities and Exchange Commission (SEC) today.

About GWG Holdings, Inc.

GWG Holdings, Inc. (Nasdaq: GWGH), the parent company of GWG Life and Life Epigenetics, is a financial services company committed to transforming the life insurance industry through disruptive and innovative products and services. The Company has developed a new suite of options for the life insurance secondary market called LifeCare Xchange (LCX). This new capability provides seniors with the exchange value of their life insurance policies they can apply to long-term care and other post-retirement needs. Life Epigenetics seeks to transform the industry by applying proprietary M-Panel epigenetic technology to improve on traditional life insurance underwriting practices. Since 2006, GWG Life has provided seniors over $457 million in exchange value for their illiquid life insurance and, as of September 30, 2017, owned a portfolio of over $1.62 billion in face value of policy benefits.

For more information about GWG Holdings, Inc. email info@gwglife.com or visit www.gwgh.com.

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About The Beneficient Company

Based in Dallas, TX, BEN intends to market an array of lending and liquidity products along with retirement fund products to mid-to-high net worth individuals (MHNW) having a net worth of between $5 million and $30 million and to institutional investors. In addition to these product offerings, BEN plans to offer a variety of services to MHNW individuals including fund administration, retirement funds and insurance services for covering risks attendant to owning or managing alternative assets. BEN will offer these services to MHNW individuals and institutions through BEN’s U.S.-based subsidiaries, including companies that BEN intends to apply to charter in Texas, and through its Bermuda-regulated insurance companies, including PEN Indemnity Insurance Company, LTD. Alongside its products segment and its services segment, BEN is developing a third business segment designed to offer clients online financial technologies and online platforms for direct access to BEN’s liquidity products and services as well as specialized reporting tools for private investors.

BEN’s leadership includes Brad K. Heppner, Richard W. Fisher, Thomas O. Hicks, Bruce W. Schnitzer and Sheldon I. Stein, industry veterans with broad fiduciary experience in both the credit and alternative asset markets. Mr. Heppner, Chief Executive Office of BEN, built one of the first, large-scale private equity investment platforms, The Crossroads Group, and its affiliate, Capital Analytics, a full-service investment fund administrative services provider. While under Mr. Heppner’s leadership, The Crossroads Group grew to be the eighth largest alternative asset fund of funds firm in the United States. Mr. Heppner sold The Crossroads Group to Lehman Brothers, which became a part of Neuberger Berman. Capital Analytics is now owned by Mitsubishi Union Financial Group.

For more information about The Beneficient Company, visit www.trustben.com.

Additional Information and Where to Find It

GWGH plans to file with the SEC a proxy statement in connection with the proposed transactions described above. The information in any preliminary Proxy Statement is not complete and may be changed.

The definitive Proxy Statement will be mailed to stockholders of GWGH. GWGH urges investors and security holders to read the definitive proxy statement and other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the definitive Proxy Statement (when available) and other documents filed with the SEC by GWGH through the website maintained by the SEC at www.sec.gov. Free copies of the definitive Proxy Statement (when available) and other documents filed with the SEC can also be obtained on GWGH’s website (www.gwgh.com).

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Participants in Solicitation

GWGH and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of GWGH in connection with the transactions described herein. Information about the directors and executive officers of GWGH is set forth in GWGH’s Form 10-K for the year ended December 31, 2016 and filed with the SEC on March 15, 2017, and the proxy statement filed with the SEC on March 30, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transactions may be obtained by reading the Proxy Statement regarding the proposed transactions when it becomes available.

Forward-Looking Statements

Certain information contained in this press release contains forward-looking information, including future-oriented financial information under applicable securities laws (collectively referred to herein as forward-looking statements).  Except for statements of fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of Beneficient and/or GWG Holdings; (ii) completion of the transaction described herein; (iii) the expected development of the business of Beneficient and/or GWG Holdings; and (iv) the execution of the business plans and strategies of Beneficient and/or GWG Holdings.  Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating this information as a whole.

These statements are not guarantees of future performance and undue reliance should not be placed on them.  Any forward-looking statements necessarily involve known and unknown risks and uncertainties, any of which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by forward-looking statements.  Examples of the kinds of risks facing GWG Holdings can be found in GWG Holdings’ Annual Report on Form 10-K (risk factors) for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2017.

Although forward-looking statements contained in this press release are based upon what management believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate.  GWG Holdings undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change.  Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release.

Contacts:

For GWG Holdings, Inc.

Dan Callahan

Director of Communication

612.746.1935

For the Beneficent Company

Mark Semer or Daniel Yunger

Kekst

212.521.4800

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